UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07177

Name of Fund:  BlackRock Mid Cap Value Opportunities Fund of
               BlackRock Mid Cap Value Opportunities Series, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 01/31/07

Date of reporting period: 02/01/06 - 01/31/07

Item 1 - Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock Mid Cap Value
Opportunities Fund
OF BLACKROCK MID CAP VALUE OPPORTUNITIES
SERIES, INC.


ANNUAL REPORT    JANUARY 31, 2007


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


BlackRock Mid Cap Value Opportunities Fund of
BlackRock Mid Cap Value Opportunities Series, Inc.
P.O. Box 9011
Princeton, NJ  08543-9011


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BlackRock Mid Cap Value Opportunities Fund


Portfolio Information as of January 31, 2007


                                               Percent of
Ten Largest Equity Holdings                    Net Assets


Allied Waste Industries, Inc.                      2.5%
Crescent Real Estate EQT Co.                       2.5
Tellabs, Inc.                                      2.5
Timken Co.                                         2.5
Newfield Exploration Co.                           2.3
Goodrich Corp.                                     2.3
Conseco, Inc.                                      2.2
Foot Locker, Inc.                                  2.2
Endo Pharmaceuticals Holdings, Inc.                2.0
Novell, Inc.                                       2.0




                                               Percent of
Five Largest Industries                        Net Assets

Real Estate Investment Trusts (REITs)              7.0%
Software                                           6.9
Oil, Gas & Consumable Fuels                        6.2
Specialty Retail                                   5.1
Commercial Banks                                   4.2



                                               Percent of
                                                 Total
Sector Representation                         Investments

Information Technology                            17.0%
Financials                                        15.5
Industrials                                       12.5
Health Care                                       10.2
Energy                                             8.7
Consumer Discretionary                             7.6
Materials                                          4.6
Utilities                                          3.9
Consumer Staples                                   1.4
Telecommunication Services                         1.4
Other*                                            17.2

 * Includes portfolio holdings in short-term investments and certain exchange-traded funds.

   For Fund compliance purposes, the Fund's industry and sector classifications refer to any one or more of the industry and sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry and sector sub-classifications for reporting ease.



Proxy Results


During the six-month period ended January 31, 2007, BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special shareholders' meeting was adjourned with respect to the proposals until August 31, 2006, at which time they were approved. A description of the proposals and number of shares voted are as follows:


                                                             Shares Voted       Shares Voted       Shares Voted
                                                                 For              Against            Abstain
To approve a new investment advisory agreement with
BlackRock Advisors, Inc.                                      11,659,371          191,974            224,965

To approve a contingent sub-advisory agreement with
BlackRock Advisors, Inc.                                      11,640,674          205,052            230,584



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



A Letter to Shareholders


Dear Shareholder
The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. Returns for the annual and semi-annual periods ended January 31, 2007 were as follows:




Total Returns as of January 31, 2007                                          6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                                    +13.75%        +14.51%
Small cap U.S. equities (Russell 2000 Index)                                   +14.95         +10.44
International equities (MSCI Europe, Australasia, Far East Index)              +14.33         +19.84
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 3.65         + 4.28
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 3.06         + 4.29
High yield bonds (Credit Suisse High Yield Index)                              + 8.45         +11.76


After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August 8, 2006. This left the target rate at 5.25%, where it remained through period-end. In interrupting its interest rate-hiking campaign, the Fed initially acknowledged that economic growth was slowing, but maintained a cautionary view on inflation. Most recently, the central bankers have pointed to a firming in economic data and moderation in inflation, causing many to believe the Fed will likely remain on hold for the time being.

Overall, 2006 was a good year for U.S. equities, despite a mid-year correction that was largely triggered by rising interest rates, inflation fears, elevated oil prices and geopolitical uncertainties. Nevertheless, strong corporate earnings, abundant liquidity and record merger-and-acquisition activity provided a solid backdrop for stocks. Many international markets (with the notable exception of Japan) performed even better, outpacing U.S. stocks for the fifth consecutive year. European equities and select emerging markets fared particularly well. This broad equity strength carried into January.

For much of 2006, bond yields moved higher as their prices declined. Prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.93% at January 31, 2007, while the six-month Treasury offered the highest yield on the curve at 5.16% - both still below the federal funds rate.

As 2007 began, investors were left with a few key questions: Will the U.S. economy achieve a soft landing, will the Fed reverse its prior policy and cut interest rates, and how might these outcomes impact the investment climate. As you navigate these and other uncertainties inherent in the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more reflection on 2006 and our 10 predictions for 2007, please ask your financial professional for a copy of "What's Ahead in 2007: An Investment Perspective," or view it online at www.blackrock.com/funds. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Series President and Director



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



A Discussion With Your Fund's Portfolio Manager


The Fund generated strong absolute and relative returns for the fiscal year, benefiting primarily from favorable stock selection in the information technology, industrials and health care sectors.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended January 31, 2007, BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc.'s (formerly Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc.) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +10.09%, +9.76%, +8.94%, +8.90% and +9.55%, respectively.
(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the benchmark Standard & Poor's (S&P) MidCap 400 Index returned +7.97% and the Lipper Mid Cap Value Funds category had an average return of +13.68%. (Funds in this Lipper category invest primarily in stocks of mid-capitalization companies that are considered to be undervalued relative to a major unmanaged stock index.)

Mid cap stocks posted strong returns for the fiscal period, although the favorable absolute performance obscures sharp declines that occurred over the summer months. This summer correction spanned all capitalization ranges, investment styles and both domestic and international markets. The market retrenchment was attributed to multiple factors but, for the most part, U.S. investors were concerned that the Federal Reserve Board (the Fed) may have tightened monetary policy too aggressively. Small and mid cap stocks were particularly volatile during this time period, given their more pronounced sensitivity to changes in the overall economy.

With respect to sector performance, energy stocks demonstrated market leadership in the first half of the period, but weakened dramatically in the second half. An uneventful hurricane season, unusually warm fall and winter temperatures across much of the United States, and the liquidation by hedge fund Amaranth Advisors LLC of large energy positions contributed to extremely volatile crude oil and natural gas prices. The price of crude oil dropped from a high of nearly $78 per barrel in July to roughly $50 per barrel by mid-January. Energy price weakness, combined with softness in the housing market and signs of easing inflationary pressures, enabled the Fed to end its tightening campaign after 17 consecutive 25 basis point (.25%) increases in the target federal funds rate.


What factors most influenced Fund performance?

The Fund outperformed its benchmark for the 12-month period ended January 31, 2007. The strong relative performance is attributed largely to successful stock selection in the information technology (IT), industrials and health care sectors. Portfolio holdings in each of these sectors substantially outperformed those in the benchmark S&P MidCap 400 Index. In IT, we saw outstanding performance from Anixter International Inc., a provider of networking products, and Convergys Corp., a provider of business process outsourcing services. In the industrials sector, Allied Waste Industries, Inc., a collection, recycling and disposal services company, was a top performer. Strength in the health care sector was driven in part by an investment in shares of Cephalon, Inc., a provider of biopharmaceutical products. The Fund also realized positive attribution from its investments in energy, with most of the outperformance relative to the benchmark coming from our positions in oil, gas and consumable fuels companies.

The Fund's relative results were hindered by our positioning in the financials sector, where several names detracted from performance, particularly in the insurance industry. Most notably, Conseco, Inc., a provider of life insurance and supplemental medical insurance, declined as performance in the long-term care business deteriorated. Likewise, in the consumer discretionary sector, Valassis Communications, Inc. was a detractor as shares of the provider of marketing products and services stumbled amid a troubled merger agreement with direct marketer ADVO, Inc. Other stocks that disappointed were software company Novell, Inc. and Smurfit-Stone Container Corp., a maker of paper-based packaging products.


What changes were made to the portfolio during the period?

The portfolio was positioned conservatively relative to its benchmark, and we used market weakness in the latter half of the period as an opportunity to become modestly more aggressive in our positioning. We took advantage of lower share prices in the IT sector and moved from a slightly underweight position to an overweighting. We initiated positions in Citrix Systems, Inc., a provider of access infrastructure software and services, and Tellabs, Inc., a manufacturer and marketer of voice, data and video network access systems. We find that both firms offer compelling risk-adjusted returns based on our internal valuation parameters. Other changes within the IT sector included the elimination of positions in McAfee Inc. and TIBCO Software, Inc. Both companies provided robust fundamental business outlooks on top of strong quarterly results, allowing us to trim our positions on stock strength.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



In industrials, we increased our position in certain defense electronics providers, while scaling back investments in engineering and construction companies. Goodrich Corp., a supplier of aerospace components and systems, is an example of an addition in the defense electronics area. Another important addition in industrials was Timken Co., a producer of ball bearings and steel utilized by a variety of automotive and other industrial customers. We initiated the position based on Timken's strong cash flow and potential for current restructuring efforts to unlock additional value.

We initiated new positions in the health care sector, including Biomet, Inc., a leader in the design and manufacture of joint replacements, and Endo Pharmaceuticals Holdings, Inc., a prescription drug company specializing in pain management. Endo has a leading market franchise in pain management products and was among the Fund's top-10 holdings at period-end.

In consumer discretionary, we eliminated several positions as share prices reached our internal price targets. Among them were a number of off-price/ discount retailers, including Dollar Tree Stores, Inc. and TJX Companies, Inc., parent of the T.J. Maxx and Marshalls chains. Within the financials sector, we trimmed exposure through the sale of TD Ameritrade Holdings Corp., a provider of online brokerage services, and TD Banknorth, Inc., a Northeast-based commercial banking provider.

On balance, most portfolio changes during the period were stock-specific rather than driven by particular investment themes. One notable addition was OGE Energy Corp., a utility stock with a reasonable valuation and attractive dividend yield. We consider OGE Energy to be a company with solid management and a favorable rate base; as such, it has become our largest investment in the utilities sector.

Deletions from the list of portfolio holdings were driven in part by continued brisk merger-and-acquisition activity. For example, Cinergy Corp., a regulated utility, was acquired by Duke Energy Corp. Knight-Ridder, Inc. was acquired by McClatchy Co. to become the fourth-largest U.S. newspaper publisher. Maverick Tube Corp., a manufacturer of steel and tubular products, was the target of an acquisition by Tenaris SA, and Siebel Systems, Inc., a provider of customer-related management software, was acquired by Oracle Corp. Likewise, in November, Equity Office Properties Trust became the subject of a bidding war among private equity firms seeking to acquire the office and commercial property real estate investment trust.


How would you characterize the portfolio's position at the close of the period?

Portfolio positioning is largely the result of where we are finding the most attractive investment opportunities. At January 31, 2007, the Fund was most overweight versus the S&P MidCap 400 Index in IT, followed by energy and health care. The portfolio was most underweight in consumer discretionary and utilities. The portfolio's largest absolute exposure on January 31, 2007 was in IT, at 20.0% of net assets, followed by financials at 18.0% and industrials at 14.5%.

As we move into the new year, we acknowledge that the market is approaching a delicate juncture. The Fed hiked interest rates 17 times between June 2004 and June 2006, and the U.S. economy is showing some signs of slowing, with evidence most apparent in recent commentary out of the industrials and basic materials sectors. The critical question centers on how abruptly the economy will slow. The Fed interrupted its monetary tightening campaign at the August 8,2006 meeting and has remained on hold, allowing time for the economy to respond to its two-year tightening campaign. We believe that the economy will experience a soft landing, and have positioned the portfolio accordingly.

The Fund ended January 2007 with a slight bias toward more defensive areas of the market. We believe this approach should help to drive favorable relative performance as economic growth continues to moderate, corporate earnings decelerate and investors grow increasingly selective.


R. Elise Baum, CFA
Vice President and Portfolio Manager


February 27, 2007


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Performance Data


About Fund Performance


Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

The Fund has multiple classes of shares:

* Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

* Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

* Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not include the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results

                                                        6-Month           12-Month         10-Year
As of January 31, 2007                                Total Return      Total Return     Total Return
Institutional Shares*                                    +12.70%           +10.09%         +210.68%
Investor A Shares*                                       +12.49            + 9.76          +203.03
Investor B Shares*                                       +12.12            + 8.94          +183.78
Investor C Shares*                                       +12.08            + 8.90          +178.75
Class R Shares*                                          +12.40            + 9.55          +196.88
S&P MidCap 400 Index**                                   +12.90            + 7.97          +253.54

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.

** This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Performance Data (concluded)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in Institutional Shares*++, Investor A Shares*++, Investor B Shares*++, Investor C Shares*++ and Class R Shares*++ compared to a similar investment in S&P MidCap 400 Index++++. Values illustrated are as follows:


Institutional Shares*++

Date                                             Value

January 1997                                   $10,000.00
January 1998                                   $11,712.00
January 1999                                   $12,708.00
January 2000                                   $13,035.00
January 2001                                   $17,468.00
January 2002                                   $19,313.00
January 2003                                   $14,307.00
January 2004                                   $20,293.00
January 2005                                   $22,778.00
January 2006                                   $28,222.00
January 2007                                   $31,068.00


Investor A Shares*++

Date                                             Value

January 1997                                   $ 9,475.00
January 1998                                   $11,075.00
January 1999                                   $11,983.00
January 2000                                   $12,264.00
January 2001                                   $16,392.00
January 2002                                   $18,082.00
January 2003                                   $13,359.00
January 2004                                   $18,903.00
January 2005                                   $21,153.00
January 2006                                   $26,158.00
January 2007                                   $28,712.00

Investor B Shares*++

Date                                             Value

January 1997                                   $10,000.00
January 1998                                   $11,591.00
January 1999                                   $12,439.00
January 2000                                   $12,619.00
January 2001                                   $16,721.00
January 2002                                   $18,301.00
January 2003                                   $13,405.00
January 2004                                   $18,834.00
January 2005                                   $20,906.00
January 2006                                   $25,854.00
January 2007                                   $28,378.00


Investor C Shares*++

Date                                             Value

January 1997                                   $10,000.00
January 1998                                   $11,593.00
January 1999                                   $12,432.00
January 2000                                   $12,603.00
January 2001                                   $16,705.00
January 2002                                   $18,273.00
January 2003                                   $13,388.00
January 2004                                   $18,797.00
January 2005                                   $20,870.00
January 2006                                   $25,598.00
January 2007                                   $27,875.00


Class R Share*++

Date                                             Value

January 1997                                   $10,000.00
January 1998                                   $11,654.00
January 1999                                   $12,582.00
January 2000                                   $12,840.00
January 2001                                   $17,123.00
January 2002                                   $18,837.00
January 2003                                   $13,884.00
January 2004                                   $19,688.00
January 2005                                   $21,987.00
January 2006                                   $27,100.00
January 2007                                   $29,688.00


S&P MidCap 400 Index++++

Date                                             Value

January 1997                                   $10,000.00
January 1998                                   $12,504.00
January 1999                                   $14,592.00
January 2000                                   $16,928.00
January 2001                                   $20,923.00
January 2002                                   $20,238.00
January 2003                                   $16,883.00
January 2004                                   $24,097.00
January 2005                                   $26,773.00
January 2006                                   $32,746.00
January 2007                                   $35,354.00


    * Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.

   ++ The Fund invests in common stocks of mid cap companies.

 ++++ This unmanaged Index is a market value-weighted index that consists of 400 domestic stocks and measures the performance of the mid-size company segment of the U.S. market.

      Past performance is not indicative of future results.



Average Annual Total Return


                                                            Return
Institutional Shares

One Year Ended 1/31/07                                      +10.09%
Five Years Ended 1/31/07                                    + 9.97
Ten Years Ended 1/31/07                                     +12.00


                                      Return Without     Return With
                                       Sales Charge     Sales Charge*
Investor A Shares

One Year Ended 1/31/07                    + 9.76%           + 4.00%
Five Years Ended 1/31/07                  + 9.69            + 8.51
Ten Years Ended 1/31/07                   +11.72            +11.12


                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor B Shares++

One Year Ended 1/31/07                    + 8.94%           + 4.72%
Five Years Ended 1/31/07                  + 8.83            + 8.54
Ten Years Ended 1/31/07                   +10.99            +10.99


                                          Return            Return
                                       Without CDSC    With CDSC++++++
Investor C Shares++++

One Year Ended 1/31/07                   + 8.90%           + 7.96%
Five Years Ended 1/31/07                  + 8.81            + 8.81
Ten Years Ended 1/31/07                   +10.80            +10.80


                                                            Return
Class R Shares

One Year Ended 1/31/07                                      + 9.55%
Five Years Ended 1/31/07                                    + 9.52
Ten Years Ended 1/31/07                                     +11.50

       * Assuming maximum sales charge of 5.25%.

      ++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.

    ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

  ++++++ Assuming payment of applicable contingent deferred sales charge.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on August 1, 2006 and held through January 31, 2007) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.



                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value      August 1, 2006
                                                              August 1,         January 31,       to January 31,
                                                                 2006               2007               2007
Actual

Institutional                                                   $1,000           $1,127.00            $ 5.47
Investor A                                                      $1,000           $1,124.90            $ 6.80
Investor B                                                      $1,000           $1,121.20            $10.96
Investor C                                                      $1,000           $1,120.80            $10.96
Class R                                                         $1,000           $1,124.00            $ 8.14

Hypothetical (5% annual return before expenses)**

Institutional                                                   $1,000           $1,020.06            $ 5.19
Investor A                                                      $1,000           $1,018.80            $ 6.46
Investor B                                                      $1,000           $1,014.87            $10.41
Investor C                                                      $1,000           $1,014.87            $10.41
Class R                                                         $1,000           $1,017.54            $ 7.73

 * For each class of shares of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.02% for Institutional, 1.27% for Investor A, 2.05% for Investor B, 2.05% for Investor C and 1.52%
   for Class R), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Schedule of Investments as of January 31, 2007                (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held             Value

North America

Canada--1.6%

       Diversified Telecommunication
       Services--1.6%

       BCE, Inc.                                      272,562    $    7,157,478

       Total Common Stocks in Canada                                  7,157,478


United States--91.0%

       Aerospace & Defense--3.6%

       Curtiss-Wright Corp.                           158,000         6,032,440
       Goodrich Corp.                                 209,300        10,259,886
                                                                 --------------
                                                                     16,292,326

       Biotechnology--2.7%

       Cephalon, Inc. (b)                              47,800         3,461,198
       Human Genome Sciences, Inc. (b)                153,200         1,804,696
       MedImmune, Inc. (b)                            196,100         6,796,826
                                                                 --------------
                                                                     12,062,720

       Capital Markets--1.9%

       Janus Capital Group, Inc.                      408,500         8,366,080

       Chemicals--1.2%

       Huntsman Corp. (b)                             249,500         5,217,045

       Commercial Banks--4.2%

       The Colonial BancGroup, Inc.                   291,900         7,163,226
       Compass Bancshares, Inc.                        80,200         4,884,180
       First Midwest Bancorp, Inc.                    179,075         6,722,476
                                                                 --------------
                                                                     18,769,882

       Commercial Services &
       Supplies--2.5%

       Allied Waste Industries, Inc. (a)(b)           875,900        11,202,761

       Communications Equipment--3.7%

       Andrew Corp. (b)                               523,000         5,554,260
       Tellabs, Inc. (b)                            1,106,800        11,145,476
                                                                 --------------
                                                                     16,699,736

       Containers & Packaging--2.6%

       Owens-Illinois, Inc. (b)                       185,000         4,118,100
       Smurfit-Stone Container Corp. (a)(b)           715,000         7,722,000
                                                                 --------------
                                                                     11,840,100

       Electronic Equipment &
       Instruments--1.5%

       Ingram Micro, Inc. Class A (b)                 219,000         4,272,690
       Tech Data Corp. (b)                             60,200         2,235,828
                                                                 --------------
                                                                      6,508,518

       Energy Equipment &
       Services--4.0%

       BJ Services Co. (a)                            206,600         5,714,556
       Dresser-Rand Group, Inc. (b)                   259,300         6,731,428
       Rowan Cos., Inc. (a)                           159,700         5,252,533
                                                                 --------------
                                                                     17,698,517

       Food Products--1.7%

       Smithfield Foods, Inc. (b)                     286,900         7,533,994

       Gas Utilities--1.0%

       Questar Corp.                                   57,000         4,628,400

       Health Care Equipment &
       Supplies--2.0%

       Biomet, Inc.                                    78,900         3,342,204
       Edwards Lifesciences Corp. (b)                 108,400         5,545,744
                                                                 --------------
                                                                      8,887,948



                                                       Shares
       Industry       Common Stocks                      Held             Value

North America (continued)

United States (continued)

       Health Care Providers &
       Services--2.2%

       Tenet Healthcare Corp. (b)                     989,100    $    6,983,046
       Triad Hospitals, Inc. (b)                       71,100         3,021,750
                                                                 --------------
                                                                     10,004,796

       Health Care Technology--0.9%

       Emdeon Corp. (b)                               268,843         3,833,701

       Hotels, Restaurants &
       Leisure--0.6%

       Wyndham Worldwide Corp. (b)                     91,260         2,847,312

       Household Durables--0.8%

       Newell Rubbermaid, Inc.                        125,500         3,707,270

       IT Services--3.4%

       The BISYS Group, Inc. (b)                      540,600         6,903,462
       Computer Sciences Corp. (b)                    159,100         8,346,386
                                                                 --------------
                                                                     15,249,848

       Insurance--3.2%

       Conseco, Inc. (b)                              497,100         9,867,435
       HCC Insurance Holdings, Inc.                   144,100         4,500,243
                                                                 --------------
                                                                     14,367,678

       Internet Software &
       Services--1.9%

       CNET Networks, Inc. (a)(b)                     923,700         8,451,855

       Life Sciences Tools &
       Services--0.5%

       Affymetrix, Inc. (a)(b)                         90,300         2,253,888

       Machinery--2.5%

       Timken Co.                                     388,000        11,100,680

       Media--1.6%

       Valassis Communications, Inc. (a)(b)           477,600         7,340,712

       Metals & Mining--1.5%

       Nucor Corp.                                    105,000         6,776,700

       Multi-Utilities--1.9%

       OGE Energy Corp. (a)                           220,500         8,537,760

       Oil, Gas & Consumable
       Fuels--6.2%

       Cabot Oil & Gas Corp. Class A                   79,200         5,136,912
       Murphy Oil Corp.                               110,200         5,478,042
       Newfield Exploration Co. (b)                   240,900        10,312,929
       Noble Energy, Inc. (a)                         126,900         6,777,729
                                                                 --------------
                                                                     27,705,612

       Pharmaceuticals--3.7%

       Endo Pharmaceuticals Holdings, Inc. (b)        293,900         9,028,608
       Medicis Pharmaceutical Corp. Class A           193,700         7,347,041
                                                                 --------------
                                                                     16,375,649

       Real Estate Investment
       Trusts (REITs)--6.1%

       Alexandria Real Estate Equities, Inc.            9,400         1,018,584
       Crescent Real Estate EQT Co.                   556,500        11,163,390
       Friedman Billings Ramsey Group, Inc.
         Class A                                      771,700         6,065,562
       New Plan Excel Realty Trust (a)                164,200         4,781,504
       Rayonier, Inc.                                  95,500         4,125,600
                                                                 --------------
                                                                     27,154,640



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                       Shares
       Industry       Common Stocks                      Held             Value

North America (concluded)

United States (concluded)

       Road & Rail--1.7%

       JB Hunt Transport Services, Inc. (a)           299,900    $    7,536,487

       Semiconductors & Semiconductor
       Equipment--2.4%

       Advanced Micro Devices, Inc. (b)               281,500         4,377,325
       Intersil Corp. Class A (a)                     277,700         6,542,612
                                                                 --------------
                                                                     10,919,937

       Software--6.9%

       Amdocs Ltd. (b)                                135,600         4,702,608
       BEA Systems, Inc. (b)                          559,900         6,903,567
       Citrix Systems, Inc. (a)(b)                    146,800         4,649,156
       Hyperion Solutions Corp. (b)                   129,500         5,467,490
       Novell, Inc. (a)(b)                          1,241,900         9,003,775
                                                                 --------------
                                                                     30,726,596

       Specialty Retail--5.1%

       Foot Locker, Inc. (a)                          434,200         9,743,448
       The Gap, Inc. (a)                              350,000         6,709,500
       RadioShack Corp. (a)                           298,200         6,590,220
                                                                 --------------
                                                                     23,043,168

       Thrifts & Mortgage
       Finance--1.8%

       Webster Financial Corp.                        159,000         7,921,380

       Trading Companies &
       Distributors--2.9%

       United Rentals, Inc. (a)(b)                    235,300         6,058,975
       WW Grainger, Inc.                               91,000         7,066,150
                                                                 --------------
                                                                     13,125,125

       Textiles, Apparel & Luxury
       Goods--0.6%

       Jones Apparel Group, Inc.                       83,500         2,852,360

       Total Common Stocks in the
       United States                                                407,541,181

       Total Common Stocks in
       North America--92.6%                                         414,698,659



                                                       Shares
       Industry       Common Stocks                      Held             Value

Western Europe

Netherlands--1.3%

       Construction & Engineering--1.3%

       Chicago Bridge & Iron Co. NV                   195,300      $  5,804,316

       Total Common Stocks in
       Western Europe--1.3%                                           5,804,316

       Total Common Stocks
       (Cost--$375,121,975)--93.9%                                  420,502,975



                      Exchange-Traded
                           Funds

North America

United States--5.0%

       iShares Dow Jones US Real Estate Index
         Fund (a)                                      46,100         4,201,093
       iShares Dow Jones US Utilities Sector
         Index Fund                                    77,700         6,964,251
       iShares S&P SmallCap 600 Index
         Fund (a)                                      56,900         3,831,646
       MidCap SPDR Trust Series 1 (a)                  47,600         7,207,116

       Total Exchange-Traded Funds
       (Cost--$17,653,360)--5.0%                                     22,204,106



                  Short-Term                       Beneficial
                  Securities                         Interest

       BlackRock Liquidity Series, LLC
         Cash Sweep Series,
         5.29% (c)(d)                            $  4,146,357         4,146,357
       BlackRock Liquidity Series, LLC
         Money Market Series,
         5.29% (c)(d)(e)                           74,466,917        74,466,917
       Total Short-Term Securities
       (Cost--$78,613,274)--17.5%                                    78,613,274

       Total Investments
       (Cost--$471,388,609*)--116.4%                                521,320,355
       Liabilities in Excess of Other Assets--(16.4%)              (73,314,637)
                                                                 --------------
       Net Assets--100.0%                                        $  448,005,718
                                                                 ==============


  * The cost and unrealized appreciation (depreciation) of investments as of January 31, 2007, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                $     474,234,924
                                                  =================
    Gross unrealized appreciation                 $      56,734,458
    Gross unrealized depreciation                       (9,649,027)
                                                  -----------------
    Net unrealized appreciation                   $      47,085,431
                                                  =================


(a) Security, or a portion of security, is on loan.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net            Interest
    Affiliate                                   Activity          Income

    BlackRock Liquidity Series, LLC
       Cash Sweep Series                      $(7,515,718)       $388,733
    BlackRock Liquidity Series, LLC
       Money Market Series                    $  3,824,017       $158,498


(d) Represents the current yield as of January 31, 2007.

(e) Purchased with the cash proceeds from securities loans.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Statement of Assets and Liabilities


As of January 31, 2007
Assets

       Investments in unaffiliated securities, at value (including securities loaned
       of $68,771,136) (identified cost--$392,775,335)                                                            $   442,707,081
       Investments in affiliated securities, at value (identified cost--$78,613,274)                                   78,613,274
       Receivables:
           Securities sold                                                                     $    15,742,523
           Capital shares sold                                                                         654,137
           Dividends                                                                                   389,646
           Securities lending                                                                            6,301         16,792,607
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   73,566
                                                                                                                  ---------------
       Total assets                                                                                                   538,186,528
                                                                                                                  ---------------

Liabilities

       Collateral on securities loaned, at value                                                                       74,466,917
       Payables:
           Securities purchased                                                                     13,412,715
           Capital shares redeemed                                                                   1,545,741
           Investment adviser                                                                          241,526
           Other affiliates                                                                            198,780
           Distributor                                                                                 196,636         15,595,398
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                             118,495
                                                                                                                  ---------------
       Total liabilities                                                                                               90,180,810
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   448,005,718
                                                                                                                  ===============

Net Assets Consist of

       Institutional Shares of Capital Stock, $.10 par value, 20,000,000 shares authorized                        $       560,034
       Investor A Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                   654,660
       Investor B Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                   445,755
       Investor C Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                   639,721
       Class R Shares of Capital Stock, $.10 par value, 40,000,000 shares authorized                                      184,743
       Paid-in capital in excess of par                                                                               381,180,365
       Undistributed realized capital gains--net                                               $    14,408,694
       Unrealized appreciation--net                                                                 49,931,746
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 64,340,440
                                                                                                                  ---------------
       Net Assets                                                                                                 $   448,005,718
                                                                                                                  ===============

Net Asset Value

       Institutional--Based on net assets of $105,206,636 and 5,600,344 shares outstanding                        $         18.79
                                                                                                                  ===============
       Investor A--Based on net assets of $121,065,016 and 6,546,597 shares outstanding                           $         18.49
                                                                                                                  ===============
       Investor B--Based on net assets of $78,173,864 and 4,457,552 shares outstanding                            $         17.54
                                                                                                                  ===============
       Investor C--Based on net assets of $111,084,383 and 6,397,211 shares outstanding                           $         17.36
                                                                                                                  ===============
       Class R--Based on net assets of $32,475,819 and 1,847,429 shares outstanding                               $         17.58
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Statement of Operations


For the Year Ended January 31, 2007
Investment Income

       Dividends (net of $71,699 foreign withholding tax)                                                         $     5,055,767
       Interest from affiliates                                                                                           388,733
       Securities lending--net                                                                                            158,498
                                                                                                                  ---------------
       Total income                                                                                                     5,602,998
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     2,869,971
       Service and distribution fees--Investor C                                                     1,037,190
       Service and distribution fees--Investor B                                                       916,762
       Transfer agent fees--Investor C                                                                 292,501
       Transfer agent fees--Institutional                                                              280,642
       Transfer agent fees--Investor A                                                                 274,077
       Service fees--Investor A                                                                        273,763
       Transfer agent fees--Investor B                                                                 255,488
       Accounting services                                                                             168,195
       Service and distribution fees--Class R                                                          121,117
       Custodian fees                                                                                   65,076
       Printing and shareholder reports                                                                 63,883
       Transfer agent fees--Class R                                                                     60,781
       Registration fees                                                                                57,882
       Professional fees                                                                                55,675
       Directors' fees and expenses                                                                     22,667
       Pricing fees                                                                                      1,060
       Other                                                                                            32,793
                                                                                               ---------------
       Total expenses                                                                                                   6,849,523
                                                                                                                  ---------------
       Investment loss--net                                                                                           (1,246,525)
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         66,619,789
           Foreign currency transactions--net                                                          (3,041)         66,616,748
                                                                                               ---------------
       Change in unrealized appreciation on investments--net                                                         (25,324,531)
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                         41,292,217
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    40,045,692
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Statements of Changes in Net Assets

                                                                                                      For the Year Ended
                                                                                                         January 31,
Increase (Decrease) in Net Assets:                                                                   2007              2006
Operations

       Investment loss--net                                                                    $   (1,246,525)    $     (884,121)
       Realized gain--net                                                                           66,616,748         84,943,867
       Change in unrealized appreciation--net                                                     (25,324,531)          6,930,357
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         40,045,692         90,990,103
                                                                                               ---------------    ---------------

Distributions to Shareholders

       Realized gain--net:
           Institutional                                                                          (16,441,539)       (19,951,209)
           Investor A                                                                             (17,285,826)       (18,957,861)
           Investor B                                                                             (12,037,808)       (19,783,802)
           Investor C                                                                             (15,733,221)       (17,621,953)
           Class R                                                                                 (4,311,442)        (2,755,527)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from distributions to shareholders                    (65,809,836)       (79,070,352)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net increase in net assets derived from capital share transactions                           26,982,831            760,761
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                  1,218,687         12,680,512
       Beginning of year                                                                           446,787,031        434,106,519
                                                                                               ---------------    ---------------
       End of year                                                                             $   448,005,718    $   446,787,031
                                                                                               ===============    ===============

       See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Financial Highlights

The following per share
data and ratios have                          Institutional                                         Investor A
been derived from
information provided in               For the Year Ended January 31,                      For the Year Ended January 31,
the financial statements.      2007      2006      2005      2004       2003      2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value, beginning
of year                     $  19.89  $  19.58   $  17.56  $  12.38  $  17.12   $  19.63  $  19.33  $  17.39   $  12.29  $  17.04
                            -------------------------------------------------   -------------------------------------------------
Investment income
(loss)--net*                     .05       .07        .01     (.01)      --++     --++++       .03     (.04)      (.05)     (.04)
Realized and unrealized
gain (loss)--net                1.79      4.34       2.14      5.19    (4.42)       1.76      4.28      2.11       5.15    (4.40)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                      1.84      4.41       2.15      5.18    (4.42)       1.76      4.31      2.07       5.10    (4.44)
                            -------------------------------------------------   -------------------------------------------------
Less distributions from
realized gain--net            (2.94)    (4.10)      (.13)        --     (.32)     (2.90)    (4.01)     (.13)         --     (.31)
                            -------------------------------------------------   -------------------------------------------------
Net asset value,
end of year                 $  18.79  $  19.89   $  19.58  $  17.56  $  12.38   $  18.49  $  19.63  $  19.33   $  17.39  $  12.29
                            =================================================   =================================================

Total Investment Return**

Based on net asset
value per share               10.09%    23.90%     12.24%    41.84%  (25.92%)      9.76%    23.66%    11.90%     41.50%  (26.12%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses                       1.01%     1.01%      1.01%     1.09%     1.12%      1.26%     1.26%     1.26%      1.34%     1.37%
                            =================================================   =================================================
Investment income
(loss)--net                     .28%      .34%       .04%    (.09%)    (.01%)      --***      .13%    (.20%)     (.34%)    (.26%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $105,207  $114,921   $126,651  $ 91,845  $ 59,125   $121,065  $ 98,343  $ 85,184   $ 62,061  $ 31,504
                            =================================================   =================================================
Portfolio turnover            99.41%   109.99%     82.43%    86.16%    73.90%     99.41%   109.99%    82.43%     86.16%    73.90%
                            =================================================   =================================================

         * Based on average shares outstanding.

        ** Total investment returns exclude the effects of sales charges on Investor A Shares.

       *** Amount is less than .01%

        ++ Amount is less than $(.01) per share.

      ++++ Amount is less than $.01 per share.

           See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Financial Highlights (continued)

The following per share
data and ratios have                            Investor B                                          Investor C
been derived from
information provided in               For the Year Ended January 31,                      For the Year Ended January 31,
the financial statements.      2007      2006      2005      2004       2003      2007      2006       2005      2004      2003
Per Share Operating Performance

Net asset value, beginning
of year                     $  18.73  $  18.43   $  16.72  $  11.90  $  16.64   $  18.61  $  18.39  $  16.68   $  11.88  $  16.61
                            -------------------------------------------------   -------------------------------------------------
Investment loss--net*          (.14)     (.13)      (.17)     (.16)     (.15)      (.14)     (.13)     (.18)      (.16)     (.15)
Realized and unrealized
gain (loss)--net                1.67      4.09       2.01      4.98    (4.29)       1.65      4.07      2.02       4.96    (4.27)
                            -------------------------------------------------   -------------------------------------------------
Total from investment
operations                      1.53      3.96       1.84      4.82    (4.44)       1.51      3.94      1.84       4.80    (4.42)
                            -------------------------------------------------   -------------------------------------------------
Less distributions from
realized gain--net            (2.72)    (3.66)      (.13)        --     (.30)     (2.76)    (3.72)     (.13)         --     (.31)
                            -------------------------------------------------   -------------------------------------------------
Net asset value,
end of year                 $  17.54  $  18.73   $  18.43  $  16.72  $  11.90   $  17.36  $  18.61  $  18.39   $  16.68  $  11.88
                            =================================================   =================================================

Total Investment Return**

Based on net asset
value per share                8.94%    22.69%     11.00%    40.50%  (26.75%)      8.90%    22.65%    11.03%     40.40%  (26.73%)
                            =================================================   =================================================

Ratios to Average Net Assets

Expenses                       2.03%     2.04%      2.05%     2.15%     2.17%      2.04%     2.05%     2.06%      2.16%     2.19%
                            =================================================   =================================================
Investment loss--net          (.75%)    (.67%)     (.99%)   (1.14%)   (1.05%)     (.78%)    (.67%)   (1.00%)    (1.15%)   (1.07%)
                            =================================================   =================================================

Supplemental Data

Net assets, end of
year (in thousands)         $ 78,174  $112,073   $125,145  $139,610  $115,748   $111,084  $103,468  $ 89,771   $ 84,755  $ 67,233
                            =================================================   =================================================
Portfolio turnover            99.41%   109.99%     82.43%    86.16%    73.90%     99.41%   109.99%    82.43%     86.16%    73.90%
                            =================================================   =================================================

         * Based on average shares outstanding.

        ** Total investment returns exclude the effects of sales charges.

           See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Financial Highlights (concluded)

                                                                                                Class R

                                                                                                                  For the Period
                                                                                                                   February 4,
                                                                                                                    2003++ to
The following per share data and ratios have been derived                      For the Year Ended January 31,      January 31,
from information provided in the financial statements.                     2007             2006          2005         2004
Per Share Operating Performance

       Net asset value, beginning of period                            $     18.81      $     18.71    $     16.87    $     11.81
                                                                       -----------      -----------    -----------    -----------
       Investment loss--net**                                                (.05)            (.02)          (.08)          (.09)
       Realized and unrealized gain--net                                      1.69             4.11           2.05           5.15
                                                                       -----------      -----------    -----------    -----------
       Total from investment operations                                       1.64             4.09           1.97           5.06
                                                                       -----------      -----------    -----------    -----------
       Less distributions from realized gain--net                           (2.87)           (3.99)          (.13)             --
                                                                       -----------      -----------    -----------    -----------
       Net asset value, end of period                                  $     17.58      $     18.81    $     18.71    $     16.87
                                                                       ===========      ===========    ===========    ===========

Total Investment Return

       Based on net asset value per share                                    9.55%           23.26%         11.68%      42.85%+++
                                                                       ===========      ===========    ===========    ===========

Ratios to Average Net Assets

       Expenses                                                              1.51%            1.51%          1.51%         1.53%*
                                                                       ===========      ===========    ===========    ===========
       Investment loss--net                                                 (.28%)           (.11%)         (.45%)        (.58%)*
                                                                       ===========      ===========    ===========    ===========

Supplemental Data

       Net assets, end of period (in thousands)                        $    32,476      $    17,981    $     7,356    $       467
                                                                       ===========      ===========    ===========    ===========
       Portfolio turnover                                                   99.41%          109.99%         82.43%         86.16%
                                                                       ===========      ===========    ===========    ===========

         * Annualized.

        ** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Notes to Financial Statements


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Mid Cap Value Opportunities Fund was renamed BlackRock Mid Cap Value Opportunities Fund (the "Fund"), and The Asset Program, Inc. was renamed BlackRock Mid Cap Value Opportunities Series, Inc. (the "Series"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Class R Shares did not change their designation. Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Series. Long positions traded in the over-the-counter ("OTC") markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Series. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Series, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Series under the general supervision of the Series' Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Series.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Series' Board of Directors or by the Manager using a pricing service and/or procedures approved by the Series' Board of Directors.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Foreign currency options and futures--The Fund may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the trans-actions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust ("REIT") may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual basis.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Notes to Financial Statements (continued)


(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(i) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time, its impact on the Fund's financial statements has not been determined.

(j) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,246,525 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of a permanent difference attributable to a net operating loss and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 31, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, MLIM was the Fund's manager. The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. The Fund has also entered into separate Distribution Agreements and Distribution Plans with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Notes to Financial Statements (continued)


The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .65%, on an annual basis, of the average daily value of the Fund's net assets. In addition, the Manager has entered into a Sub-Advisory Agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, MLIM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM.

Pursuant to the Distribution Plans adopted by the Program in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing service fees and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                      Service          Distribution
                                          Fee                   Fee

Investor A                               .25%                    --
Investor B                               .25%                  .75%
Investor C                               .25%                  .75%
Class R                                  .25%                  .25%


Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and each Distributor provide shareholder servicing and distribution services to the Fund. The on-going service fee compensates the Distributor and each broker-dealer (including MLPF&S) for providing shareholder services to Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder servicing and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended January 31, 2007, FAMD, the Fund's sole distributor until September 29, 2006, and BDI earned underwriting discounts and MLPF&S and BDI earned dealer-concessions on sales of the Fund's Institutional and Investor A Shares as follows:


                                 FAMD         MLPF&S            BDI

Institutional                  $  500        $   500           $ --
Investor A                     $3,737        $45,619           $  5


For the year ended January 31, 2007, MLPF&S received contingent deferred sales charges of $14,498 and $822 relating to transactions in Investor B and Investor C Shares, respectively. Furthermore MLPF&S received contingent deferred sales charges of $280 relating to transactions subject to front-end sales charge waivers in Investor A Shares.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing trans-actions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to January 31, 2007, the following amounts have been accrued by the Fund to reimburse the Manager for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statement of Operations.


                                                        Call Center
                                                               Fees

Institutional                                                $  362
Investor A                                                   $  921
Investor B                                                   $  984
Investor C                                                   $1,021
Class R                                                      $  118


The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of January 31, 2007, the Fund lent securities with a value of $14,270,952 to MLPF&S or its affiliates. Pursuant to that order, the Fund has retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended January 31, 2007, BIM received $67,914 in securities lending agent fees.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Notes to Financial Statements (continued)



In addition, MLPF&S received $199,150 in commissions on the execution of portfolio security transactions for the Fund for the year ended January 31, 2007.

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became the Fund's transfer agent. Prior to September 29, 2006, the Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

For the year ended January 31, 2007, the Fund reimbursed MLIM and the Manager $6,615 and $2,780, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Series were officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Series are officers and/or directors of BlackRock, Inc. or its affiliates.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended January 31, 2007 were $434,341,448 and $468,052,594, respectively.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $26,982,831 and $760,761 for the years ended January 31, 2007 and January 31, 2006, respectively.

Transactions in capital shares for each class were as follows:



Institutional Shares for the Year                                Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                1,017,656    $    19,775,896
Shares issued to shareholders in
   reinvestment of distributions             867,983         15,926,489
                                      --------------    ---------------
Total issued                               1,885,639         35,702,385
Shares redeemed                          (2,063,926)       (39,234,724)
                                      --------------    ---------------
Net decrease                               (178,287)    $   (3,532,339)
                                      ==============    ===============



Institutional Shares for the Year                                Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                1,884,350    $    37,494,711
Shares issued to shareholders in
   reinvestment of distributions             908,270         17,412,018
                                      --------------    ---------------
Total issued                               2,792,620         54,906,729
Shares redeemed                          (3,483,851)       (72,091,931)
                                      --------------    ---------------
Net decrease                               (691,231)    $  (17,185,202)
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                1,921,922    $    36,543,811
Automatic conversion of shares               643,668         12,325,381
Shares issued to shareholders in
   reinvestment of distributions             864,301         15,628,167
                                      --------------    ---------------
Total issued                               3,429,891         64,497,359
Shares redeemed                          (1,894,057)       (35,757,555)
                                      --------------    ---------------
Net increase                               1,535,834    $    28,739,804
                                      ==============    ===============



Investor A Shares for the Year                                   Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                1,032,545    $    20,549,444
Automatic conversion of shares               623,681         12,627,661
Shares issued to shareholders in
   reinvestment of distributions             901,960         17,064,915
                                      --------------    ---------------
Total issued                               2,558,186         50,242,020
Shares redeemed                          (1,953,199)       (38,573,512)
                                      --------------    ---------------
Net increase                                 604,987    $    11,668,508
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                  410,924    $     7,482,953
Shares issued to shareholders in
   reinvestment of distributions             629,280         10,790,352
                                      --------------    ---------------
Total issued                               1,040,204         18,273,305
                                      --------------    ---------------
Automatic conversion of shares             (676,606)       (12,325,381)
Shares redeemed                          (1,891,232)       (34,398,748)
                                      --------------    ---------------
Total redeemed                           (2,567,838)       (46,724,129)
                                      --------------    ---------------
Net decrease                             (1,527,634)    $  (28,450,824)
                                      ==============    ===============



Investor B Shares for the Year                                   Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  626,157    $    11,871,896
Shares issued to shareholders in
   reinvestment of distributions             968,838         17,469,232
                                      --------------    ---------------
Total issued                               1,594,995         29,341,128
                                      --------------    ---------------
Automatic conversion of shares             (654,092)       (12,627,661)
Shares redeemed                          (1,745,575)       (33,100,238)
                                      --------------    ---------------
Total redeemed                           (2,399,667)       (45,727,899)
                                      --------------    ---------------
Net decrease                               (804,672)    $  (16,386,771)
                                      ==============    ===============



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Notes to Financial Statements (concluded)



Investor C Shares for the Year                                   Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                1,297,431    $    23,302,291
Shares issued to shareholders in
   reinvestment of distributions             849,262         14,441,263
                                      --------------    ---------------
Total issued                               2,146,693         37,743,554
Shares redeemed                          (1,310,320)       (23,587,163)
                                      --------------    ---------------
Net increase                                 836,373    $    14,156,391
                                      ==============    ===============



Investor C Shares for the Year                                   Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  916,089    $    17,348,535
Shares issued to shareholders in
   reinvestment of distributions             878,282         15,734,085
                                      --------------    ---------------
Total issued                               1,794,371         33,082,620
Shares redeemed                          (1,115,273)       (21,071,362)
                                      --------------    ---------------
Net increase                                 679,098    $    12,011,258
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended January 31, 2007                        Shares             Amount

Shares sold                                1,271,414    $    22,998,456
Shares issued to shareholders in
   reinvestment of distributions             249,194          4,291,601
                                      --------------    ---------------
Total issued                               1,520,608         27,290,057
Shares redeemed                            (628,987)       (11,220,258)
                                      --------------    ---------------
Net increase                                 891,621    $    16,069,799
                                      ==============    ===============



Class R Shares for the Year                                      Dollar
Ended January 31, 2006                        Shares             Amount

Shares sold                                  655,688    $    12,586,153
Shares issued to shareholders in
   reinvestment of distributions             152,153          2,754,611
                                      --------------    ---------------
Total issued                                 807,841         15,340,764
Shares redeemed                            (245,269)        (4,687,796)
                                      --------------    ---------------
Net increase                                 562,572    $    10,652,968
                                      ==============    ===============



5. Short-Term Borrowings:
The Series, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (or MLIM and its affiliates), is a party to a $500,000,000 credit agreement with a group of lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. On November 22, 2006, the credit agreement was renewed for one year under substantially the same terms. The Fund pays a commitment fee of ..06% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .35% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the year ended January 31, 2007.


6. Distribution to Shareholders:
The tax character of distributions paid during the fiscal years ended January 31, 2007 and January 31, 2006 was as follows:


                                           1/31/2007          1/31/2006

Distributions paid from:
   Ordinary income                    $   35,097,673    $    27,413,834
   Net long-term capital gains            30,712,163         51,656,518
                                      --------------    ---------------
Total taxable distributions           $   65,809,836    $    79,070,352
                                      ==============    ===============


As of January 31, 2007, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     9,084,974
Undistributed long-term capital gains--net                    8,170,035
                                                        ---------------
Total undistributed earnings--net                            17,255,009
Capital loss carryforward                                            --
Unrealized gains--net                                       47,085,431*
                                                        ---------------
Total accumulated earnings--net                         $    64,340,440
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of BlackRock Mid Cap Value Opportunities Series, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc. (the "Fund"), formerly Merrill Lynch Mid Cap Value Opportunities Fund of The Asset Program, Inc., as of January 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc. as of January 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey


March 26, 2007



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid by BlackRock Mid Cap Value Opportunities Fund of BlackRock Mid Cap Value Opportunities Series, Inc. during the fiscal year ended January 31, 2007:



                                                                      Record Date:      July 13, 2006     December 12, 2006
                                                                     Payable Date:      July 19, 2006     December 14, 2006
Qualified Dividend Income for Individuals                                                     2.07%*               16.78%*
Dividends Qualifying for the Dividends Received Deduction for Corporations                   14.59%*                8.83%*
Short-Term Capital Gain Dividends for Non-U.S. Residents                                       100%**                100%**

 * The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S.
   withholding tax for nonresident aliens and foreign corporations.


Additionally, the Fund distributed long-term capital gains of $.345431 per share to shareholders of record on July 13, 2006 and $.979115 per share to shareholders of record on December 12, 2006.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Disclosure of Investment Advisory Agreement


BlackRock Investment Advisory Agreement--Matters Considered by the Board

The following disclosure appeared in the July 31, 2006 Semi-Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement - Matters Considered by the Board" below. The term "Investment Adviser" as used herein refers to Merrill Lynch Investment Managers, L.P.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement
(the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

* the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the Fund's advisory fee schedule will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in June 2005, the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Disclosure of Investment Advisory Agreement (continued)


In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--The directors considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Disclosure of Investment Advisory Agreement (concluded)


Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. The Contingent Sub-Advisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



Disclosure of Sub-Advisory Agreement


BlackRock Sub-Advisory Agreement--Matters Considered by the Board

At an in-person meeting held on August 22 - 23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement with respect to the Fund between BlackRock Advisors, LLC (previously organized as BlackRock Advisors, Inc.) ("BlackRock Advisors") and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors at an annual rate equal to 74% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. The Board considered all relevant factors and did not identify any particular information that was all-important or controlling. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive a fee at an annual rate equal to 74% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Officers and Directors

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years       Director       Director
Interested Director


Robert C. Doll, Jr.*  President      2005 to   Vice Chairman and Director of BlackRock, Inc.,    122 Funds      None
P.O. Box 9011         and            present   Global Chief Investment Officer for Equities,     168 Portfolios
Princeton,            Director                 Chairman of the BlackRock Retail Operating
NJ 08543-9011                                  Committee, and member of the BlackRock
Age: 52                                        Executive Committee since 2006; President of
                                               the funds advised by Merrill Lynch Investment
                                               Managers, L.P. ("MLIM") and its affiliates
                                               ("MLIM/FAM-advised funds") from 2005 to
                                               2006 and Chief Investment Officer thereof from
                                               2001 to 2006; President of MLIM and Fund Asset
                                               Management, L.P. ("FAM") from 2001 to 2006;
                                               Co-Head (Americas Region) thereof from 2000 to
                                               2001 and Senior Vice President from 1999 to
                                               2001; President and Director of Princeton Services,
                                               Inc. ("Princeton Services") and President of Princeton
                                               Administrators, L.P. ("Princeton Administrators")
                                               from 2001 to 2006; Chief Investment Officer of
                                               OppenheimerFunds, Inc. in 1999 and Executive
                                               Vice President thereof from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the
   Investment Company Act, of the Fund based on his positions with BlackRock, Inc.
   and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha**   Director       2002 to   Director, The China Business Group, Inc. since    37 Funds       None
P.O. Box 9095                        present   1996 and Executive Vice President thereof from    57 Portfolios
Princeton,                                     1996 to 2003; Chairman of the Board, Berkshire
NJ 08543-9095                                  Holding Corporation since 1980; Partner, Squire,
Age: 62                                        Sanders & Dempsey from 1980 to 1993.


Kenneth A. Froot      Director       2005 to   Professor, Harvard University since 1992;         37 Funds       None
P.O. Box 9095                        present   Professor, Massachusetts Institute of Technology  57 Portfolios
Princeton,                                     from 1986 to 1992.
NJ 08543-9095
Age: 49


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors and the Audit Committee.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Officers and Directors (continued)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                      Position(s)    Length of                                                   Fund Complex   Directorships
                      Held with      Time                                                        Overseen by    Held by
Name, Address & Age   Fund           Served    Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors* (continued)

Joe Grills**          Director       1994 to   Member of the Committee of Investment of          37 Funds       Kimco Realty
P.O. Box 9095                        present   Employee Benefit Assets of the Association of     57 Portfolios  Corporation
Princeton,                                     Financial Professionals ("CIEBA") since 1986;
NJ 08543-9095                                  Member of CIEBA's Executive Committee since
Age: 71                                        1988 and its Chairman from 1991 to 1992;
                                               Assistant Treasurer of International Business
                                               Machines Corporation ("IBM") and Chief
                                               Investment Officer of IBM Retirement Funds
                                               from 1986 to 1993; Member of the Investment
                                               Advisory Committee of the State of New York
                                               Common Retirement Fund from 1989 to 2006;
                                               Member of the Investment Advisory Committee
                                               of the Howard Hughes Medical Institute from 1997
                                               to 2000; Director, Duke University Management
                                               Company from 1992 to 2004, Vice Chairman
                                               thereof from 1998 to 2004, and Director Emeritus
                                               thereof since 2004; Director, LaSalle Street Fund
                                               from 1995 to 2001; Director, Kimco Realty
                                               Corporation since 1997; Member of the Investment
                                               Advisory Committee of the Virginia Retirement System
                                               since 1998, Vice Chairman thereof from 2002 to
                                               2005, and Chairman thereof since 2005; Director,
                                               Montpelier Foundation since 1998 and its Vice
                                               Chairman from 2000 to 2006 and Chairman thereof
                                               since 2006; Member of the Investment Committee
                                               of the Woodberry Forest School since 2000; Member
                                               of the Investment Committee of the National Trust
                                               for Historic Preservation since 2000.


Herbert I. London     Director       2002 to   Professor Emeritus, New York University since     37 Funds       None
P.O. Box 9095                        present   2005; John M. Olin Professor of Humanities,       57 Portfolios
Princeton,                                     New York University from 1993 to 2005; and
NJ 08543-9095                                  Professor thereof from 1980 to 2005; President,
Age: 67                                        Hudson Institute since 1997 and Trustee thereof
                                               since 1980; Dean, Gallatin Division of New York
                                               University from 1976 to 1993; Distinguished
                                               Fellow, Herman Kahn Chair, Hudson Institute
                                               from 1984 to 1985; Chairman of the Board of
                                               Directors of Vigilant Research, Inc. since 2006;
                                               Member of the Board of Directors for Grantham
                                               University since 2006; Director of AIMS since
                                               2006; Director of Reflex Security since 2006;
                                               Director of InnoCentive, Inc. since 2006; Director
                                               of Cerego, LLC since 2005; Director, Damon
                                               Corp. from 1991 to 1995; Overseer, Center for
                                               Naval Analyses from 1983 to 1993.


Roberta Cooper Ramo   Director       2002 to   Shareholder, Modrall, Sperling, Roehl, Harris &   37 Funds       None
P.O. Box 9095                        present   Sisk, P.A. since 1993; President, American Bar    57 Portfolios
Princeton,                                     Association from 1995 to 1996 and Member of
NJ 08543-9095                                  the Board of Governors thereof from 1994 to
Age: 64                                        1997; Shareholder, Poole, Kelly and Ramo,
                                               Attorneys at Law P.C. from 1977 to 1993; Director
                                               of ECMC Group (service provider to students,
                                               schools and lenders) since 2001; Director, United
                                               New Mexico Bank (now Wells Fargo) from 1983 to
                                               1988; Director, First National Bank of New Mexico
                                               (now Wells Fargo) from 1975 to 1976; Vice
                                               President, American Law Institute since 2004.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Officers and Directors (concluded)

                                                                                                 Number of
                                                                                                 Funds and
                                                                                                 Portfolios in  Other Public
                        Position(s)  Length of                                                   Fund Complex   Directorships
                        Held with    Time                                                        Overseen by    Held by
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years       Director       Director
Independent Directors* (concluded)


Robert S. Salomon, Jr.  Director     1996 to   Principal of STI Management (investment adviser)  37 Funds       None
P.O. Box 9095                        present   from 1994 to 2005; Chairman and CEO of            57 Portfolios
Princeton,                                     Salomon Brothers Asset Management Inc. from
NJ 08543-9095                                  1992 to 1995; Chairman of Salomon Brothers
Age: 70                                        Equity Mutual Funds from 1992 to 1995; regular
                                               columnist with Forbes Magazine from 1992 to
                                               2002; Director of Stock Research and U.S. Equity
                                               Strategist at Salomon Brothers Inc. from 1975 to
                                               1991; Trustee, Commonfund from 1980 to 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Co-Chairman of the Board of Directors and the Audit Committee.




                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Fund         Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         1994 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011           President    present   Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton,              and          and       in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
NJ 08543-9011           Treasurer    1999 to   thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
Age: 46                              present


Robin Elise Baum        Vice         2000 to   Managing Director of BlackRock, Inc. since 2006; Managing Director of MLIM from
P.O. Box 9011           President    present   2000 to 2006; First Vice President of MLIM from 1999 to 2000; Director of MLIM
Princeton,                                     from 1997 to 1999; Vice President of MLIM from 1995 to 1997.
NJ 08543-9011
Age: 46


Jeffrey Hiller          Fund Chief   2004 to   Managing Director of BlackRock, Inc. and Fund Chief Compliance Officer since 2006;
P.O. Box 9011           Compliance   present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,              Officer                and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                  Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                        Morgan Stanley Investment Management from 2002 to 2004; Managing Director and Global Director of Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance Officer at Soros Fund Management in 2000; Chief
                                               Compliance Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange Commission's Division of Enforcement in Washington,
                                               D.C. from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director of BlackRock, Inc. since 2006; Director (Legal Advisory) of MLIM from
P.O. Box 9011                        present   2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated with
Princeton,                                     MLIM from 1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and
NJ 08543-9011                                  Princeton Services from 2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
PFPC Inc.
Wilmington, DE 19809



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



BlackRock Funds


BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.



Availability of Additional Information


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at
   http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at
(800) 441-7762.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



BlackRock Funds (concluded)


Availability of Additional Information (concluded)


Availability of Proxy Voting Policies and Procedures

The Fund has delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Fund's Board of Directors. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.


Availability of Proxy Voting Record

Information on how proxies relating to the Fund's voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.


Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Commission on Form N-Q. The Fund's Forms N-Q are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's Forms N-Q may also be obtained upon request, without charge, by calling (800) 441-7762.



Shareholder Privileges


Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com.


Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.


Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.


Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.



BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007



A World-Class Mutual Fund Family


BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.


Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio++
BlackRock Balanced Capital Fund++
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund++
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology
  Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Capital Appreciation Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund


Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government
  Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund


Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund


Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio+++
BlackRock NC Municipal MM Portfolio+++
BlackRock NJ Municipal MM Portfolio+++
BlackRock OH Municipal MM Portfolio+++
BlackRock PA Municipal MM Portfolio+++
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio+++

  * See the prospectus for information on specific limitations on investments in the fund.

 ++ Mixed asset fund.

+++ Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. and certain funds are also distributed by FAM Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


BLACKROCK MID CAP VALUE OPPORTUNITIES FUND                     JANUARY 31, 2007


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and
           (ii) each audit committee financial expert is independent: (1) Joe Grills, and (2) Robert S. Salomon, Jr.

Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -      Fiscal Year Ending January 31, 2007 - $29,000
                                 Fiscal Year Ending January 31, 2006 - $29,000

           (b) Audit-Related Fees -
                                 Fiscal Year Ending January 31, 2007 - $0
                                 Fiscal Year Ending January 31, 2006 - $0

           (c) Tax Fees -        Fiscal Year Ending January 31, 2007 - $6,100
                                 Fiscal Year Ending January 31, 2006 - $6,000

           The nature of the services include tax compliance.

           (d) All Other Fees -  Fiscal Year Ending January 31, 2007 - $0
                                 Fiscal Year Ending January 31, 2006 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending January 31, 2007 - $3,053,033
               Fiscal Year Ending January 31, 2006 - $5,477,788

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of BlackRock's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


BlackRock Mid Cap Value Opportunities Fund of
BlackRock Mid Cap Value Opportunities Series, Inc.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Mid Cap Value Opportunities Fund of
       BlackRock Mid Cap Value Opportunities Series, Inc.


Date: March 26, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Mid Cap Value Opportunities Fund of
       BlackRock Mid Cap Value Opportunities Series, Inc.


Date: March 26, 2007


By:    /s/ Donald C. Burke
       -------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Mid Cap Value Opportunities Fund of
       BlackRock Mid Cap Value Opportunities Series, Inc.


Date: March 26, 2007